UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2009

BOK FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	000-19341	73-1373454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(918) 588-6000

                                                N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 502(b) Appointment of Certain Officers.

Effective January 20, 2009, Norman P. Bagwell, Chairman and Chief Executive Officer of Bank of Texas, NA (“BOT”) will report directly to Mr. Stan Lybarger, President and Chief Executive Officer of BOK Financial Corporation. Mr. Lybarger has reassigned various responsibilities of several senior executive officers to better position the company for long term success.

Mr. Bagwell, age 46, joined BOT in July, 2008. Mr. Bagwell previously served as President of JPMorgan Chase – Dallas from 2004 to 2007. He served as President of Bank One, Dallas from 1998 until it merged with JPMorgan Chase in 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell Steven E. Nell Executive Vice President Chief Financial Officer Date: January 23, 2009